EXHIBIT 4.1




                        SPECIMEN COMMON STOCK CERTIFICATE

                             [Front of Certificate]

COMMON STOCK                                                      COMMON STOCK

NUMBER                                                                  SHARES
LU 2901                        APHTON CORPORATION

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                              CUSIP 03759P 10 1


This Certifies that




is the record holder of

                      FULLY PAID AND NON-ASSESSABLE SHARES
                      OF COMMON STOCK, $.001 PAR VALUE, OF

                               APHTON CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:


ASSISTANT SECRETARY                          CHAIRMAN OF THE BOARD OF DIRECTORS

                              [Back of Certificate]

          The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

          KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM       --   as tenants in common
TEN ENT       --   as tenants by the entireties
JT TEN        --   as joint tenants with right of
                   survivorship and not as tenants
                   in common

                         UNIF GIFT MIN ACT --  _______ Custodian __________
                                               (Cust)             (Minor)
                                               under Uniform Gift to Minors
                                               Act_______________________
                                                         (State)

                         UNIF TRF MIN ACT --   _______ Custodian (until age ___)
                                               (Cust)
                                               _____ under Uniform Transfers
                                               (Minor)
                                               to Minors Act _____________
                                                                (State)

          Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

                               X_____________________________________________
                               X_____________________________________________
                           NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.